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                   LUTHERAN BROTHERHOOD VARIABLE INSURANCE
                             PRODUCTS COMPANY

                      LBVIP VARIABLE ANNUITY ACCOUNT I

                           POWER OF ATTORNEY OF
                          DIRECTORS AND OFFICERS


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY, a Minnesota corporation (the "Company"), the Depositor of LBVIP VARIABLE ANNUITY ACCOUNT I, does hereby make, constitute and appoint John C. Bjork, James E. Nelson, and Daniel G. Walseth, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Company to an Exemptive Order Application, Registration Statement or Registration Statements, on Form N-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Society, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 16th day of April, 2001.


/s/ Bruce J. Nicholson                       /s/ David W. Angstadt
----------------------------                 -----------------------------
Bruce J. Nicholson                           David W. Angstadt
Chairman, President and Chief                Vice President and Director
Executive Officer


/s/ Randall L. Boushek                       /s/ Jennifer H. Martin
----------------------------                 -----------------------------
Randall L. Boushek                           Jennifer H. Martin
Vice President and Director                  Vice President and Director


/s/ Deborah E. Moore                         /s/ Lawrence W. Stranghoener
----------------------------                 -----------------------------
Deborah E. Moore                             Lawrence W. Stranghoener
Vice President and Director                  Vice President and Director


/s/ Daniel G. Walseth                        /s/ David K. Stewart
----------------------------                 -----------------------------
Daniel G. Walseth                            David K. Stewart
Vice President and Director                  Treasurer